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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
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                                   AAON, INC.
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                (Name of Registrant as specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                     Contact: Norman Asbjornson, President
                                     AAON, Inc.
                                     918-583-2266
                                     918-583-6094 (fax)


                             FOR IMMEDIATE/RELEASE

           AAON, INC. JOINS WALL-STREET.COM INVESTOR RELATIONS PROGRAM


Tulsa, OK, May 21, 1999

         AAON, Inc. (NASDAQ: AAON) announced it is participating in the "Fastest-Growing Companies in America" investor relations program sponsored by Wall-Street.com.

"As part of our efforts to better acquaint the investment community with AAON, we were pleased to take advantage of the opportunity to be included in this program," said Norm Asbjornson, President of AAON.

As a result of our participation in the program, AAON was included among 40 participating companies in the Wall-Street.com growth company listings that recently appeared in two of the nation's major financial publications. Additionally, AAON has been included in the program's growth company listing at the Wall-Street.com Website.

AAON manufactures rooftop heating and air conditioning equipment, air handlers, condensing units and air conditioning coils. The Company employs over 1000 in its Tulsa, OK and Longview, TX plants.